                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

The undersigned, in the capacities relative to Veeco Instruments Inc. ("Veeco") stated below, hereby appoints Edward H. Braun, John F. Rein, Jr. and Gregory A. Robbins, and each of them acting individually, his true and lawful attorneys-in-fact, with full power of substitution, to sign and file with the Securities and Exchange Commission (a) a Registration Statement on Form S-8 relating to the issuance of shares of common stock of Veeco upon the exercise of stock options granted under Veeco's 2000 Stock Option Plan for Non-Officer Employees and (b) any and all amendments, including post-effective amendments, to such Registration Statement.

In witness whereof, the undersigned has executed this Power of Attorney as of November 7, 2000.


SIGNATURES                                    CAPACITY

/s/ Edward H. Braun                           Director, Chairman, Chief Executive
-----------------------------------           Officer and President (principal executive
Edward H. Braun                               officer)

/s/ Richard A. D'Amore
-----------------------------------
Richard A. D'Amore                            Director

/s/ Joel A. Elftmann
-----------------------------------
Joel A. Elftmann                              Director

/s/ Heinz K. Fridrich
-----------------------------------
Heinz K. Fridrich                             Director

/s/ Douglas A. Kingsley
-----------------------------------
Douglas A. Kingsley                           Director

/s/ Dr. Paul R. Low
-----------------------------------
Dr. Paul R. Low                               Director

/s/ Roger D. McDaniel
-----------------------------------
Roger D. McDaniel                             Director




-----------------------------------
Irwin H. Pfister                              Director

/s/ Walter J. Scherr
-----------------------------------
Walter J. Scherr                              Director
